THE CONESTOGA SMALL CAP FUND
                                   managed by

                                 [Logo Omitted]

                                   CONESTOGA
                                CAPITAL ADVISORS
                        PIONEERS IN SMALL CAP INVESTING

                               Investment Returns

          Inception (10/01/2002) to 12/31/2004                        25.47%
                                                                Annualized

       Calendar 2003 ending 12/31/2003                              33.68%

       Calendar 2004 ending 12/31/2004                              18.75%

       Fourth Quarter 2004 ending 12/31/2004                         9.08%

Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes the reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Please read the Fund's prospectus which contains information about the Fund's investment objective, risks, and charges and expenses which an investor should consider before investing. For the Fund's daily NAV, list of additional holdings and total return as of the most recent month-end, and a copy of the Fund's prospectus please call:

                                    Rip Scott
                                 Conestoga Funds
                         c/o Conestoga Capital Advisors
                          259 North Radnor-Chester Road
                             Radnor Court, Suite 120
                            484-654-1380 800-320-7790


Radnor, PA                                                        Rock Hall, MD